Bringing First-in-Class Oral Enzyme Therapeutics to Patients with Rare and Severe Metabolic and Kidney Disorders October 2018 Exhibit 99.1

Allena Pharmaceuticals, Inc. These slides contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe them to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on March 27, 2018 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 filed with the Securities and Exchange Commission on August 7, 2018, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investment Highlights

Significant Unmet Need in Oxalate and Urate Disorders

- Focused on rare and severe metabolic disorders that can cause kidney stones, damage the kidney, and potentially lead to CKD and ESRD
- No approved oxalate therapies; potential untapped multi-billion dollar market

Late-Stage Development Candidate: Reloxaliase

- First-in-class, oral therapy for severe hyperoxaluria
- Enrolling Phase 3 study, URIROX-1, in enteric hyperoxaluria, topline data expected 2H 2019
- Enrolling Phase 2 basket study in other severe and orphan indications

Pioneering Expertise in Oral Enzyme Therapeutics

- Approach enables treatment of metabolic diseases with oral, non-absorbed enzyme therapeutics
- GI MOA reduces subsequent metabolic burden on the kidney

Strong Support from Leading Biotechnology Investors

- Raised $75M in successful initial public offering in 4Q 2017
- Founded in 2011 with Frazier Healthcare Partners, Third Rock Ventures, and Bessemer Venture Partners. Additional private financing from HBM, Pharmstandard International, Partner Fund, Fidelity Management & Research Company

Allena PHARMACEUTICALS

3

Product Indication Discovery Pre-Clinical Phase 1 Phase 2 Phase 3 Next Milestone Commercial Rights Reloxaliase Enteric hyperoxaluria 2H ’18: Initiate URIROX-2 Worldwide Systemic oxalosis* 2H ’18: Interim data Worldwide Primary hyperoxaluria* (Orphan Designation) 2H ’18: Interim data Worldwide Pediatric hyperoxaluria* (Orphan Designation) 2H ’18: Interim data Worldwide ALLN-346 Hyperuricemia and CKD 1H ’19: IND filing Worldwide Allena’s Pipeline: First-in-Class Therapeutic Strategy for Oxalate and Urate Disorders * To be evaluated in a single Phase 2 clinical trial with a basket design that will enroll subsets of patients suffering from complications of severe hyperoxaluria, including adolescents and adults with primary or enteric hyperoxaluria with advanced CKD, both of which can lead to systemic oxalosis.

Hyperoxaluria is Characterized by Markedly Elevated Urinary Oxalate Levels



Primary Hyperoxaluria:
Orphan genetic disorder caused by endogenous excess production of oxalate in the liver
Liver
Oxalate Rich Foods
Secondary Hyperoxaluria:
Disorder caused by excess absorption of oxalate in the GI tract
• Enteric: due to underlying GI disorders
• Idiopathic: due to an unknown cause
Gastrointestinal Tract
Oxalate is absorbed and secreted along the GI tract
Degrades Oxalate along GI tract
Reloxaliase
blood
Kidney Damage and Inflammation
• Crystal deposition in parenchyma
Kidney Impairment
• Kidney is unable to filter (declining eGFR)
• Oxalate is measured in plasma
Kidney Stones
• Excreted or removed
• Oxalate is measured in the urine
Oxalate
Absorbed
Secreted
Filtered
Fecal Excretion
Urinary Excretion

Allena PHARMACEUTICALS

Source: Illustration adapted from Coe, Fred. "Control of Urine Oxalate Excretion." Kidneystones.uchicago.edu. University of Chicago, kidneystones.uchicago.edu/control-of-urine-oxalate-excretion . March 2017.

5

First-in-Class Therapeutic Strategy Expertise and Proprietary Technological Approach in Enzyme Therapeutics Enables First-in-Class Therapeutic Strategy for Oxalate and Urate Disorders Reloxaliase Recombinant Protein Oral, non-absorbed, highly specific Optimized Highly Active Form of the Enzyme for GI Tract Stabilize enzyme without compromising activity Convenient, 1-2 capsules per meal RT-stable formulation Streamlined, Robust Manufacturing COGS in the range of oral small molecules Oral enzymes designed to rapidly degrade a specific metabolite within the gut, reducing GI absorption and accumulation in the kidney, blood and other organ systems

Enteric Hyperoxaluria Patients are a High Risk Patient Population who are Identifiable by Physicians and Need Treatment

There are no FDA approved pharmacological therapies to treat any form of hyperoxaluria


~5K
Primary
Enteric
~200K– 250K
Idiopathic and
Kidney Stone Disease
~5M

- Enteric GI Malabsorptive conditions include: gastric bypass surgery, Crohn's disease, ulcerative colitis, pancreatic insufficiency, celiac disease, and liver disease
- High unmet need: more frequent and more complex stones; fail standard of care (i.e., hydration, dietary modifications)
- Stones and CKD burden - $66K average annual direct expenditures 4 years post GI malabsorptive procedure or disease diagnosis

- EH patients in Allena's Phase 2 clinical program:
  - Very high baseline UOx
  - >94% of EH subjects in Study 713 had experienced at least one kidney stone with an average of >3 kidney stones visible by routine CT scan

Study 713 Patient Examples

Celiac disease: 3 stones in last 2 years (4 stones visible by CT)



Gastric Bypass: 8 stones in the last 5 years (3 stones visible by CT)



Whipple (Pancreatic Insufficiency): 14 stones in last 5 years (16 stones visible by CT)



Allena PHARMACEUTICALS

Enteric Hyperoxaluria (EH)
Urinary Oxalate (UOx)

7

Reloxaliase Initially Targets Enteric Hyperoxaluria Patients with Underlying Malabsorptive GI Diseases and Kidney Stones

Kidney stones, often the first clinical manifestation of hyperoxaluria, allow patients to be identified

4.4 Million

Estimated Patients with GI Malabsorptive Conditions with no Prior Kidney Stones or CKD

Patients potentially at risk for enteric hyperoxaluria[1]

~5% **Patients developed Kidney Stone Disease of which 40% developed CKD**

200-250K

Estimated Patients with Enteric Hyperoxaluria and Kidney Stones

~2017 US population impacted by stones and enteric hyperoxaluria

4 year progression of disease

- Analysis tracked patients for whom an enteric disease diagnosis or procedure code was entered between 7/1/10 - 6/30/12 who did not have a claim with an KSD, CKD/ESRD/Dialysis diagnosis or procedure code from 1/1/10 - 6/30/10. Analysis showed that approximately 5% of patients subsequently developed one or more kidney stones ("Kidney Stone Disease"), of which 40% also developed CKD over the subsequent four years to determine prevalence in 2012. 2017 figures apply 3.6% CAGR to 2012 population figures.
- Approximately 9% of patients develop CKD without kidney stone disease within 4 years

Allena PHARMACEUTICALS

[1] Truvan Health Analytics, part of the IBM Watson Health business longitudinal Claims Analysis, August 2017.

8

Risk of Renal Complications Rises with Higher Urinary Oxalate Levels: Reduction of UOx Improves Renal Outcomes



Risk of Kidney Complications*
Systemic Crystal Deposition
Kidney Failure
Kidney Damage
Kidney Stones
CaOx Crystal Formation
Normal Kidney Function
Increasing Severity
Reloxaliase Mechanism of Action
10
20
30
40
50
60
70
80
90
100
>100
Urinary Oxalate
Urinary Oxalate (UOx) mg/24h
Primary Hyperoxaluria
Normal
Idiopathic Hyperoxaluria
Enteric Hyperoxaluria

Key Peer Review Studies:

- Higher baseline UOx predicts future stone events in enteric hyperoxaluria patients (Lieske ASN 2017)
- 50% reduction in risk of kidney stone recurrence associated with ≥20% decrease in UOx (Borghi 2002)
- 25-50% reduction in kidney stone recurrence rate associated with ≥20% decrease in UOx (Curhan and Taylor 2008)
- Preservation of renal function associated with ~10% reduction in UOx (Milliner 1994)

Literature and KOL Input:

~20% reduction in UOx would be clinically meaningful

* The complications noted in the figure represent a general progression of kidney harm and disease associated with increasing urinary oxalate excretion levels. Not all patients experience this progression and there is considerable variability among individuals between urinary oxalate excretion levels and kidney function and disease.

Allena PHARMACEUTICALS

Illustrative Diagram

Sources: Robertson and Hughes, Scanning Microsc. 1993; Keddis Curr Opin Nephrol Hypertens. 2013; Robertson and Peacock, Nephron. 1980; Milliner, Kidney Int. 2006; Curhan and Taylor, Kidney Int. 2008; Milliner, Clin J Am Soc Nephrol. 2015. Key Studies: Borghi N Eng J Med. 2002; Taylor and Curhan, J Am Soc Nephrol. 2007; Milliner, N Eng J Med 1994 and Lieske JASN Abstract Supplement 2017

9

The Patient Journey for Severe Hyperoxaluria Patients can Include Complex Specialty Care with Progressive Disease Recurrent Kidney Stones Stone Clinic Kidney Stone Disease Management Nephrologist/Urologist Metabolic Management Complex Specialty Care Monitoring Kidney Function Nephrologist Renal Damage and ESRD Dialysis Center Routine Dialysis Strong Patient Advocacy: The Kidney Health Initiative project brings together patients, clinicians, industry and the FDA to evaluate potential endpoints for future clinical trials in enteric and primary hyperoxaluria Source: Waever & Holihan Patient Market Research January 2017, https://www.asn-online.org/khi/mission.aspx

Reloxaliase for the Treatment of Hyperoxaluria

Clinical and Regulatory Progression of Reloxaliase

	Pre clinical	Ph 1 Healthy Volunteers	Ph 2 Open Label	Ph 2 Randomized Controlled	Ph 3 Randomized Controlled
	✓	✓	✓	✓	Initiate 1Q 2018 and 2H 2018
2° Hyperoxaluria	Progressive Increase in Enzyme Activity Porcine Rhubarb Model Presented at AUA 2016 Porcine Western Diet Model Presented at ASN 2016	n=30 A Double Blind, Placebo Controlled, Randomized Cross-Over Study with ALLN-177, an Orally Administered Oxalate Degrading Enzyme Langman et al, Am. J Nephrol 2016;44:150-158 Presented at ASN 2014	n=16 Multicenter, Open Label, Single Arm Outpatient Study in Enteric and Idiopathic Hyperoxaluria Presented at ASN 2015	n= 30 649: Multi-Center, Randomized, Double-Blind, Placebo-Controlled, Crossover in Enteric and Idiopathic Hyperoxaluria n=67 713: Multi-Center, Randomized, Double-Blind, Placebo-Controlled in Enteric and Idiopathic Hyperoxaluria Presented at ASN 2017	n=124 ✓ **URIROX-1:** Multi-Center, Global, Randomized, Double-Blind, Placebo-Controlled Study in Enteric Hyperoxaluria CT.GOV:NCT03456830 n=400 ***Proposed URIROX-2:*** Multi-Center, Global, Randomized, Double-Blind, Placebo-Controlled Study in Enteric Hyperoxaluria

	Pre clinical	Orphan Designation	Initiated Ph 2 Study
	✓	✓	✓
1° Hyperoxaluria	AGTKO Mouse Model Grujic et al, Am. J Nephrol 2009; 29: 86-93 Porcine Dietary Hydroxyproline and Porcine Sodium ox-IV injection model	FDA grants Orphan Disease Designation for Reloxaliase in both PH and Pediatric Hyperoxaluria (Primary and Secondary) EC grants Orphan Disease Designation for Reloxaliase in PH	Clinical Trial in Patients with Primary or Enteric Hyperoxaluria Patients and Hyperoxalemia CT.GOV: NCT03391804

Allena PHARMACEUTICALS

12

Phase 3 Program Incorporates Key Learnings from Phase 2

Phase 2 Program → Phase 3

✓ Identified Proposed Phase 3 Patient Population

Enteric population demonstrated consistent, superior, clinically and statistically significant response

✓ Identified Proposed Pivotal Endpoint

Percent change from baseline to average UOx excretion/24h: we believe most appropriate endpoint because it reflects benefit of metabolic control of UOx excretion over time

✓ Identified Proposed Phase 3 Trial Design

Parallel, RCT vs placebo optimal design, dosing up to 5x per day per meal or snack

713 Results	Overall (n=67)		Enteric (n=18)	
Key Endpoints	Reloxaliase vs placebo (Δ)	p-value	Reloxaliase vs. placebo (Δ)	p-value
Change in UOx (mg/24h) from baseline to Week 4	-6.35 mg/24h	0.160	-16.45 mg/24h	0.184
Change in UOx (mg/24h) from baseline to TWA across 4 weeks[1]	-8.13mg/24h	0.016	-25.69 mg/24h	0.018
Percent change in UOx from baseline to TWA across 4 weeks[1]	-14.23%	0.015	-39.15%	0.010

1. Beyond the primary endpoint analysis, all P-values are descriptive.

13

Study 713: Substantially Greater Reloxaliase Treatment Response in Enteric Population *Beyond the primary endpoint analysis, all P-values are descriptive. Enteric Reloxaliase Enteric Placebo Change in TWA Urinary Oxalate (mg/24h) Baseline Urinary Oxalate (mg/24h) Change in TWA UOx Excretion vs Baseline UOx Excretion Responder Analysis: Proportion of Patients with Reduction in TWA UOx Excretion (%) Create table Reduction in TWA UOx (%) -10 -20 -30 -40 -50 Enteric Reloxaliase 73 64 36 18 9 Enteric Placebo 29 14 0 0 0 ∆ = (8.13) mg/24h *p = 0.016 ∆ = (25.69) mg/24h *p = 0.018 LS Mean UOx Change in TWA (mg/24h) Overall Enteric Reloxaliase Overall Reloxaliase Enteric n Placebo

Reloxaliase Generally Well-Tolerated in Clinical Trials to Date

Rare disease and demonstrated safety profile of reloxaliase lead to reduced requirement for Phase 3 trial size

	Study 396	Study 649		Study 713	
	All (n=16)	Reloxaliase[1] (n=30)	Placebo (n=24)	Reloxaliase (n=32)	Placebo (n=35)
	n (%)	**n (%)**	**n (%)**	**n (%)**	**n (%)**
TEAE[2]	9 (56.3%)	13 (43.3%)	6 (25.0%)	16 (50%)	22 (62.9%)
Severe TEAE	0	0	0	0	0
Related TEAE	2 (12.5%)	5 (16.7%)	2 (8.3%)	3 (9.4%)	8 (22.9%)
Serious AE (SAE)	0	1 (3.3%)[3]	0	0	0
Related SAEs	0	0	0	0	0
AEs Leading to Study Drug Withdrawal	0	1 (3.3%)[3]	0	0	2 (5.7%)[4]
AEs Leading to Death	0	0	0	0	0

1 1,500 u/meal, 3,000 u/meal, and 7,500 u/meal.

2 TEAE = Treatment emergent adverse events are defined as AEs with onset at the time of or following the first dose of treatment with study drug through 7 days after their last dose of study medication, or AEs starting before the start of treatment but increasing in severity or relationship at the time of or following the start of treatment through 7 days after their last dose of study medication.

3 One subject reported congestive heart failure of moderate severity, considered not related to study drug, but secondary to a recent cardioversion for atrial fibrillation. This resulted in hospitalization and withdrawal from the study; same subject in both rows.

4 Two placebo treated subjects withdrew from study drug, one after nearly 4 weeks of treatment due to nausea, considered not related, and another due to hives/dermatitis with onset 3 days after starting placebo, considered possibly related.

Allena PHARMACEUTICALS

15

1H 2017 2H 2017 1H 2018 2H 2018 1H 2019 2H 2019 1H 2020 2H 2020 1H 2021 Reloxaliase: Proposed Pivotal Phase 3 Program in Enteric Hyperoxaluria Proposed Phase 3 Program – in Discussions with the FDA, URIROX-1 Enrolling Patient Population: EH subjects with severe Hyperoxaluria (>50mg/24h), normal to moderate CKD (eGFR ≥30) URIROX-1: Primary endpoint – UOx averaged during weeks 1-4 URIROX-2: Primary endpoint – UOx averaged during weeks 1-4, 24 weeks plus follow-up Pivotal Program: ~500 patients URIROX-2 in Enteric HO, RCT ≈ 24 weeks n=~400 URIROX-1 in Enteric HO RCT x 4 weeks n=~124 Follow-up (in discussion) 2-3.5 years)

URIROX-1: Evaluate the Safety and Efficacy of Reloxaliase in Patients with Enteric Hyperoxaluria Key Features: Tailored dose regimen: dose with each meal/snack 3-5x per day to maximize degradation of oxalate ingested or secreted EP:Percent change from baseline in 24-h UOx excretion averaged during weeks 1-4, with demonstration of a mean reduction in UOx with reloxaliase vs placebo 2EP:Proportion of subjects with a ≥20% reduction from baseline in 24-h UOx excretion averaged during weeks 1-4 Safety   Randomization Reloxaliase (7,500 u) or placebo 2 cap with meal/snack 3 to 5 times per day x 28 days UOx>50mg/24h Normal to Stage 3 CKD (eGFR ≥30) 1:1 n≈124 2X 24h 1X 24h 2X 24h 2X 24h 2X 24h 2X 24h Placebo Reloxaliase Screening Follow up 4 weeks Study Aim: Determine the Safety and Efficacy of Reloxaliase in Reducing UOx in Subjects with Enteric Hyperoxaluria

Regulatory Status Overview: Hyperoxaluria is a High Unmet Need with No Approved Therapeutic Regulatory Challenge Opportunities Enteric Hyperoxaluria is a rare disease with a high burden of kidney stones and kidney damage High unmet need due to inadequate existing therapies With no approved drugs: No established regulatory pathway Limited data sets correlating baseline UOx and the change in clinical outcomes General FDA Alignment: URIROX-1 trial design: Enteric hyperoxaluria is a rare disease without available treatment Four week study in 124 subjects with Enteric Hyperoxaluria Primary endpoint – Percent change from baseline in 24-h UOx averaged during weeks 1-4, with demonstration of a mean reduction in UOx with reloxaliase vs placebo Secondary endpoint – Proportion of subjects with a ≥ 20% reduction in UOx averaged during weeks 1-4 Dosing up to 5x a day with meals and snacks Points of Active Discussion: URIROX-2 trial design, including the use of data from this trial to validate both UOx as a surrogate marker endpoint and to confirm clinical benefit post-approval, consistent with FDA guidance on the accelerated approval pathway:   Remain in active dialogue with FDA on the protocol and statistical plan Subject to final written confirmation, we believe we have achieved alignment on the pre-approval surrogate marker phase of the trial Received guidance on two remaining elements for the post-marketing outcome phase of the trial

Reloxaliase Additional Indications

Elevated Plasma Oxalate Increases Risk for CaOx Crystal Deposition in the Kidney and Other Organ Systems Time and progression of disease Plasma Oxalate Level CKD 1 CKD 2 CKD 3 CKD 4 ESRD 0 15 30 45 2-5 µmol/L Normal range Systemic Oxalosis Dialysis Hyperoxalemia Study Population: Enteric Hyperoxaluria Primary and Enteric Hyperoxaluria with Hyperoxalemia Source:1. Ermer T 2016 Curr Opin Nephrol Hypertens. 2. Roodnat JI 2017 Transplant Direct 3. Elgstoen KB 2010 Neph Dial Transplant 4.Health Advances interviews and analysis, OPTN 5.Pinheiro HS 2005 Am J Transplant 6. Bagnasco SM 2009 Nephrol Dial Transplant 7. Palsson R J Am Soc Nephrol 28, 2017:356. Oxalate crystals are associated with renal inflammation, fibrosis and progressive renal failure1 Patients with hyperoxalemia or systemic oxalosis can accumulate oxalate in the blood and other tissues, creating “oxalate stores” in the body2,3 Hyperoxalemia or systemic oxalosis can prohibit patients from getting a transplant4 or jeopardize the transplanted kidney2,4,5 Growing awareness of association between oxalate crystal deposition and poor long-term graft survival, declining kidney function and return to dialysis4,5,6,7 Unmet Need: Reduce Risk of Oxalate Damage to the Kidney

Reloxaliase has the Potential to Reduce Oxalate Burden in Patients with Primary Hyperoxaluria and Enteric Hyperoxaluria with Advanced CKD

Prevented Nephrocalcinosis and Increased Survival in the AGXT KO Mouse Model of Primary Hyperoxaluria



Nephrocalcinosis
(% of animals)
100%
80%
60%
40%
20%
0%
100%
63%
0%
Control
25 mg
80 mg

Degraded Oxalate in the GI Tract and Reduced Plasma Oxalate in Porcine Model of Secondary Hyperoxaluria



Urine Oxalate
(mg/gCr/24h)
Plasma Oxalate
(µmol/L)
140
120
100
80
60
40
20
0
16
14
12
10
8
6
4
2
0
Normal
plasma
oxalate
Normal urinary
oxalate
High oxalate diet
High oxalate diet
+ ALLN-177

In porcine model, reloxaliase reduced plasma 30% and urinary oxalate 35% after 7 days of treatment with reloxaliase. Oral therapy of 22,500 u/day normalized both plasma and urine oxalate.*

Allena PHARMACEUTICALS

Sources: Grujic et al, Am. J Nephrol 2009; 29: 86-93 and company data
*Pigs not colonized with *oxalobacter formigenes*.

21

Screening and Baseline 28 d Follow up 4 Weeks Study 206: Reloxaliase Treatment of Adult and Pediatric Patients with Primary or Enteric Hyperoxaluria and Advanced CKD ('Basket' Study) Primary Hyperoxaluria (PH) Enteric Hyperoxaluria (EH) Urinary Oxalate (UOx) Plasma Oxalate (POx) Regulatory: Reloxaliase has been granted separate orphan designations for primary hyperoxaluria and pediatric hyperoxaluria Study Initiation: 1Q18 (CT.GOV: NCT03391804) Hypothesis: By degrading oxalate within the GI tract, reloxaliase is designed to reduce plasma and urinary oxalate levels in patients with PH or EH and hyperoxalemia. Reduction in plasma oxalate levels (POx) should lead to decreased systemic oxalate deposition (systemic oxalosis). Study Design: Uncontrolled, Open-label Enroll subjects ≥12 yrs, body weight ≥ 35 kg, in PH or EH with hyperoxalemia Dose regiment as 5 x/day to maximize the degradation of oxalate ingested or secreted in the GI tract Key Endpoints: Change from baseline in POx and UOx Study Aim: Evaluate effect of Reloxaliase in reducing plasma and UOx in patients with primary or enteric hyperoxaluria and hyperoxalemia 1 x POx 2 x 24h n ≈ up to 20 ≥ 12 years PH or EH UOx ≥ 40mg/24hr * Required for EH *POx > 5 µmol/L *eGFR < 45 mL/minute/1.73 m2 2 x POx 2 x 24h 1 x POx 2 x 24h 1 x POx 2 x 24h 1 x POx 2 x 24h ALLN 2 caps per meal/snack up to 5 x/day (max 10/d) Treatment x 12 Weeks Week 8 Week 12 Week 4

ALLN-346: Significant Opportunity in Gout Patients with Moderate-to-Severe CKD The Gout Market is Incompletely Served by Existing Therapies ~375,000 gout patients with moderate to severe CKD who have uncontrolled gout on urate lowering therapy (ULT) Gout patients with renal impairment are not well managed due to safety concerns for existing therapies Gout patients with kidney and liver problems are contraindicated for allopurinol, Uloric, and Zurampic Current ULT’s may interact with other medications Co-morbidities (e.g. cardiovascular) may also limit ULT options Significant unmet need for safe and effective therapy that can be used in patients with renal impairment *Abstract number: 1299. Sources: . Lim JJ, Fu AC, and Reasner D. Prevalence of CKD and Uncontrolled Gout Among US Adults: Results from NHANES 2007-2012. Poster presented at: The National Kidney Foundation Spring Clinical Meetings; April 18-22, 2017; Orlando Florida. Fletcher Spaght Analysis July 2016; Image: Retailleau, P., Colloc'h, N., Vivares, D., Bonnete, F., Castro, B., El Hajji, M., Prange, T. (2005) Urate oxidase from Aspergillus flavus: new crystal-packing contacts in relation to the content of the active site. Acta Crystallogr.,Sect.D, 61, 218-229; D. Grujic Urol Res 2008, 193. ALLN-346 Therapeutic Strategy: Novel urate degrading enzyme optimized for stability in the GI tract MOA: orally administered, gut restricted enzyme therapeutic Animal POC: demonstrated a robust reduction in urine and plasma uric acid levels in a severe animal model of hyperuricemia with advanced CKD Accepted for poster presentation at American College of Rheumatology meeting October 22, 2018*

Clinical and Regulatory Milestones YEAR TARGET MILESTONE STATUS (October 2018) 2017 4Q17 Initiate ALLN-346 Animal Studies ü 2018 1Q18 Initiate Study 301 ü 1Q18 Initiate Study 206, Phase 2 Study in PH and EH with Hyperoxalemia ü 2H18 Initiate Study 302 On Track 2H18 Study 206 Interim Data On Track 2019 1H19 File IND ALLN-346 On Track 1H19 Study 206 Additional Interim Data On Track 2H19 Study 301 Topline Data On Track 2H19 Study 206 Topline Data On Track 2020 2H20 Phase 3 Results On Track

Investment Highlights

Significant Unmet Need in Oxalate and Urate Disorders

- Focused on rare and severe metabolic disorders that can cause kidney stones, damage the kidney, and potentially lead to CKD and ESRD
- No approved oxalate therapies; potential untapped multi-billion dollar market

Late-Stage Development Candidate: Reloxaliase

- First-in-class, oral therapy for severe hyperoxaluria
- Enrolling Phase 3 study, URIROX-1, in enteric hyperoxaluria, topline data expected 2H 2019
- Enrolling Phase 2 basket study in other severe and orphan indications

Pioneering Expertise in Oral Enzyme Therapeutics

- Approach enables treatment of metabolic diseases with oral, non-absorbed enzyme therapeutics
- GI MOA reduces subsequent metabolic burden on the kidney

Strong Support from Leading Biotechnology Investors

- Raised $75M in successful initial public offering in 4Q 2017
- Founded in 2011 with Frazier Healthcare Partners, Third Rock Ventures, and Bessemer Venture Partners. Additional private financing from HBM, Pharmstandard International, Partner Fund, Fidelity Management & Research Company

Allena PHARMACEUTICALS

25